Exhibit 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)       ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

700 South Flower Street
Suite 500
Los Angeles, California	90017
(Address of principal executive offices)	(Zip code)

REPUBLIC SERVICES, INC.
(Exact name of obligor as specified in its charter)

Delaware	65-0716904
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Additional Registrants

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Alabama Recycling Services, Inc.	Alabama	63-1125333
Autauga County Landfill, LLC	Alabama	87-0708224
GEK, Inc.	Alabama	63-1059042
Allied Waste Industries (Arizona), Inc.	Arizona	76-0353315
Allied Waste Industries (Southwest), Inc.	Arizona	86-0834266
Allied Waste Systems of Arizona, LLC	Arizona	20-4754255
Apache Junction Landfill Corporation	Arizona	86-0807383
Cactus Waste Systems, LLC	Arizona	74-0193806
Central Arizona Transfer, Inc.	Arizona	20-3469072
Mesa Disposal, Inc.	Arizona	86-0641823
Midway Development Company, Inc.	Arizona	20-1234650
Pinal County Landfill Corp.	Arizona	86-0834267
Republic Services of Arizona Hauling, LLC	Arizona	65-0872472
Summit Waste Systems, Inc.	Arizona	86-0940236
Tri-State Refuse Corporation	Arizona	86-0205736
A D A J Corporation	California	95-3996398
Allied Waste of California, Inc.	California	86-0841277
Allied Waste Transfer Services of California, LLC	California	20-4735721
Atlas Transport, Inc.	California	95-2454199
Bay Collection Services, Inc.	California	68-0423276
Bay Environmental Management, Inc.	California	94-2547085
Bay Landfills, Inc.	California	68-0423275

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Bay Leasing Company, Inc.	California	68-0206342
Berkeley Sanitary Service, Inc.	California	68-0205653
BLT Enterprises of Oxnard, Inc.	California	77-0404336
Borrego Landfill, Inc.	California	33-0777844
Browning-Ferris Industries of California, Inc.	California	95-2772010
Charter Evaporation Resource Recovery Systems	California	68-0195486
Crockett Sanitary Service, Inc.	California	68-0395297
Delta Container Corporation	California	94-1751866
Delta Paper Stock, Co.	California	94-2523340
Elder Creek Transfer & Recovery, Inc.	California	68-0461018
Forward, Inc.	California	94-1544481
Golden Bear Transfer Services, Inc.	California	20-1197062
Imperial Landfill, Inc.	California	86-0972399
Independent Trucking Company	California	94-1752713
International Disposal Corp. of California	California	94-2229685
Keller Canyon Landfill Company	California	77-0222614
La Cañada Disposal Company, Inc.	California	95-4108930
Lathrop Sunrise Sanitation Corporation	California	68-0349203
Oceanside Waste & Recycling Services	California	95-4516562
Otay Landfill, Inc.	California	33-0777847
Palomar Transfer Station, Inc.	California	33-0777845
Perdomo & Sons, Inc.	California	95-2759289
Ramona Landfill, Inc.	California	33-0777841
RI/Alameda Corp.	California	65-1049389
Richmond Sanitary Service, Inc.	California	68-0204974

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
San Diego Landfill Systems, LLC	California	20-2391637
San Marcos NCRRF, Inc.	California	33-0777842
Solano Garbage Company	California	94-2537922
Sunrise Sanitation Service, Inc.	California	94-2737713
Sunset Disposal Service, Inc.	California	94-2449716
Sycamore Landfill, Inc.	California	33-0777839
West Contra Costa Energy Recovery Company	California	68-0050806
West Contra Costa Sanitary Landfill, Inc.	California	68-0206389
West County Landfill, Inc.	California	68-0206346
West County Resource Recovery, Inc.	California	68-0206339
Zakaroff Services	California	95-3941388
Allied Waste Systems of Colorado, LLC	Colorado	20-4911774
Bunting Trash Service, Inc.	Colorado	84-0744234
Denver RL North, Inc.	Colorado	86-1005476
Frontier Waste Services (Colorado), LLC	Colorado	91-2121802
Republic Services of Colorado Hauling, LLC	Colorado	65-0872366
Republic Services of Colorado I, LLC	Colorado	65-0872372
Abilene Landfill TX, LP	Delaware	26-0015748
Allied Enviroengineering, Inc.	Delaware	76-0294430
Allied Gas Recovery Systems, L.L.C.	Delaware	86-0912667
Allied Green Power, Inc.	Delaware	59-3771629
Allied Nova Scotia, Inc.	Delaware	86-0898257
Allied Services, LLC	Delaware	86-0897719
Allied Waste Alabama, Inc.	Delaware	86-0836214
Allied Waste Company, Inc.	Delaware	76-0294431

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Allied Waste Environmental Management Group, LLC	Delaware	20-4987213
Allied Waste Holdings (Canada) Ltd.	Delaware	86-0911064
Allied Waste Industries, Inc.	Delaware	88-0228636
Allied Waste Landfill Holdings, Inc.	Delaware	52-2044846
Allied Waste North America, Inc.	Delaware	86-0843596
Allied Waste of New Jersey-New York, LLC	Delaware	86-0911491
Allied Waste Recycling Services of New Hampshire, LLC	Delaware	20-5406806
Allied Waste Rural Sanitation, Inc.	Delaware	91-1886463
Allied Waste Services of Colorado, Inc.	Delaware	26-1208222
Allied Waste Services of North America, LLC	Delaware	20-1838910
Allied Waste Sycamore Landfill, LLC	Delaware	30-0076497
Allied Waste Systems Holdings, Inc.	Delaware	59-2068174
Allied Waste Systems of Indiana, LLC	Delaware	20-8044243
Allied Waste Systems, Inc.	Delaware	36-2750252
Allied Waste Transfer Services of Arizona, LLC	Delaware	20-5130289
Allied Waste Transfer Services of Rhode Island, LLC	Delaware	20-5046235
Allied Waste Transportation, Inc.	Delaware	52-2044848
American Disposal Services of Illinois, Inc.	Delaware	13-3831976
American Disposal Services of New Jersey, Inc.	Delaware	36-4229718
American Disposal Services of West Virginia, Inc.	Delaware	36-4206387
American Disposal Services, Inc.	Delaware	13-3858494
American Disposal Transfer Services of Illinois, Inc.	Delaware	36-4210454

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Anson County Landfill NC, LLC	Delaware	52-2044849
Ariana, LLC	Delaware	65-0886342
Attwoods of North America, Inc.	Delaware	98-0066273
AWIN Leasing Company, Inc.	Delaware	76-0351502
AWIN Management, Inc.	Delaware	76-0353318
BBCO, Inc.	Delaware	20-2103652
BFGSI, L.L.C.	Delaware	Not Applicable
BFI Atlantic, Inc.	Delaware	76-0367890
BFI Energy Systems of Albany, Inc.	Delaware	76-0293880
BFI Energy Systems of Delaware County, Inc.	Delaware	76-0489490
BFI Energy Systems of Hempstead, Inc.	Delaware	76-0167169
BFI Energy Systems of Niagara II, Inc.	Delaware	86-0997176
BFI Energy Systems of Niagara, Inc.	Delaware	76-0346826
BFI Energy Systems of SEMASS, Inc.	Delaware	76-0489491
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware	76-0293894
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware	76-0353600
BFI International, Inc.	Delaware	98-0055699
BFI REF-FUEL, INC.	Delaware	76-0293907
BFI Trans River (GP), Inc.	Delaware	76-0490105
BFI Transfer Systems of Alabama, LLC	Delaware	86-1024458
BFI Transfer Systems of DC, LLC	Delaware	Not Applicable
BFI Transfer Systems of Georgia, LLC	Delaware	86-1024457
BFI Transfer Systems of Maryland, LLC	Delaware	86-1026339
BFI Transfer Systems of Mississippi, LLC	Delaware	86-1026340

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
BFI Transfer Systems of Texas, LP	Delaware	86-1024535
BFI Transfer Systems of Virginia, LLC	Delaware	86-1024453
BFI Waste Services of Indiana, LP	Delaware	86-1024528
BFI Waste Services of Tennessee, LLC	Delaware	Not Applicable
BFI Waste Services of Texas, LP	Delaware	86-1024527
BFI Waste Services, LLC	Delaware	86-1006825
BFI Waste Systems of Alabama, LLC	Delaware	86-1024529
BFI Waste Systems of Arkansas, LLC	Delaware	86-1024531
BFI Waste Systems of Georgia, LLC	Delaware	86-1024530
BFI Waste Systems of Indiana, LP	Delaware	86-1024534
BFI Waste Systems of Kentucky, LLC	Delaware	86-1024543
BFI Waste Systems of Louisiana, LLC	Delaware	86-1024541
BFI Waste Systems of Mississippi, LLC	Delaware	86-1024539
BFI Waste Systems of Missouri, LLC	Delaware	86-1024540
BFI Waste Systems of North America, LLC	Delaware	41-1696636
BFI Waste Systems of North Carolina, LLC	Delaware	86-1024538
BFI Waste Systems of South Carolina, LLC	Delaware	Not Applicable
BFI Waste Systems of Tennessee, LLC	Delaware	86-1024463
BFI Waste Systems of Virginia, LLC	Delaware	86-1024461
Blue Ridge Landfill TX, LP	Delaware	86-1024533
Bond County Landfill, Inc.	Delaware	86-0968446
Brenham Total Roll-Offs, LP	Delaware	86-1038622
Bridgeton Landfill, LLC	Delaware	86-0898487
Bridgeton Transfer Station, LLC	Delaware	42-1583102
Browning-Ferris Financial Services, Inc.	Delaware	76-0485106

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Browning-Ferris Industries of Florida, Inc.	Delaware	74-1819238
Browning-Ferris Industries of Illinois, Inc.	Delaware	31-1697534
Browning-Ferris Industries of Ohio, Inc.	Delaware	74-6186941
Browning-Ferris Industries, LLC	Delaware	74-1673682
Browning-Ferris Services, Inc.	Delaware	90-0112928
Brunswick Waste Management Facility, LLC	Delaware	86-0898494
Butler County Landfill, LLC	Delaware	86-0898479
Camelot Landfill TX, LP	Delaware	86-0913826
CC Landfill, Inc.	Delaware	86-0930050
Cefe Landfill TX, LP	Delaware	20-2761828
Chilton Landfill, LLC	Delaware	86-0979028
Cocopah Landfill, Inc.	Delaware	86-0979654
Compactor Rental Systems of Delaware, Inc.	Delaware	65-0723614
Consolidated Disposal Service, L.L.C.	Delaware	65-0844469
Continental Waste Industries, L.L.C.	Delaware	11-2909512
Copper Mountain Landfill, Inc.	Delaware	86-0980013
County Disposal (Ohio), Inc.	Delaware	13-3831975
County Disposal, Inc.	Delaware	13-3831974
County Landfill, Inc.	Delaware	13-3850472
Courtney Ridge Landfill, LLC	Delaware	86-0979799
Crow Landfill TX, L.P.	Delaware	52-2044854
D & L Disposal, L.L.C.	Delaware	37-1355114
East Chicago Compost Facility, Inc.	Delaware	26-3472299
E Leasing Company, LLC	Delaware	86-1013760
ECDC Environmental of Humboldt County, Inc.	Delaware	91-1901449

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
ECDC Holdings, Inc.	Delaware	86-0897722
Ellis County Landfill TX, LP	Delaware	52-2044857
Ellis Scott Landfill MO, LLC	Delaware	52-2044859
Environmental Development Corp.	Delaware	35-1783546
Environtech, Inc.	Delaware	36-3485658
Envotech-Illinois L.L.C.	Delaware	37-1355113
Evergreen Scavenger Service, Inc.	Delaware	36-4179870
Evergreen Scavenger Service, L.L.C.	Delaware	36-4172002
Forest View Landfill, LLC	Delaware	86-0979824
Fort Worth Landfill TX, LP	Delaware	86-0899429
Galveston County Landfill TX, LP	Delaware	26-0015758
General Refuse Rolloff Corp.	Delaware	52-2093347
Georgia Recycling Services, Inc.	Delaware	58-2178434
Giles Road Landfill TX, LP	Delaware	20-3365888
Golden Triangle Landfill TX, LP	Delaware	26-0015711
Great Lakes Disposal Service, Inc.	Delaware	36-2642310
Great Plains Landfill OK, LLC	Delaware	52-2044861
Greenwood Landfill TX, LP	Delaware	91-2098721
Gulf West Landfill TX, LP	Delaware	26-0015867
H Leasing Company, LLC	Delaware	86-1013761
Itasca Landfill TX, LP	Delaware	26-0015841
Jefferson City Landfill, LLC	Delaware	86-0898553
Kandel Enterprises, LLC	Delaware	26-1602664
Kerrville Landfill TX, LP	Delaware	26-0015826
Lee County Landfill SC, LLC	Delaware	52-2044865

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Lemons Landfill, LLC	Delaware	86-0898495
Lewisville Landfill TX, LP	Delaware	26-0015695
Liberty Waste Holdings, Inc.	Delaware	52-2049620
Liberty Waste Services Limited, L.L.C.	Delaware	34-1812746
Liberty Waste Services of McCook, L.L.C.	Delaware	23-2883645
Little Creek Landing, LLC	Delaware	68-0562490
Local Sanitation of Rowan County, L.L.C.	Delaware	61-1342580
Lucas County Land Development, Inc.	Delaware	86-1042740
Mars Road TX, LP	Delaware	20-3905016
McCarty Road Landfill TX, LP	Delaware	26-0015687
Mesquite Landfill TX, LP	Delaware	86-0897693
Mexia Landfill TX, LP	Delaware	26-0015674
Mountain Home Disposal, Inc.	Delaware	94-3284171
N Leasing Company, LLC	Delaware	86-1013762
NationsWaste, Inc.	Delaware	25-1774253
Ncorp, Inc.	Delaware	86-1013502
New York Waste Services, LLC	Delaware	86-1005076
Northeast Landfill, LLC	Delaware	72-1564964
Ohio Republic Contracts, II, Inc.	Delaware	65-1024354
Ottawa County Landfill, Inc.	Delaware	59-2068171
Packerton Land Company, L.L.C.	Delaware	23-2930927
Panama Road Landfill, TX, L.P.	Delaware	86-1036043
Pine Hill Farms Landfill TX, LP	Delaware	86-0899426
Pinecrest Landfill OK, LLC	Delaware	52-2044866
Pleasant Oaks Landfill TX, LP	Delaware	91-1927530

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Polk County Landfill, LLC	Delaware	86-1036041
Republic Services Financial LP, Inc.	Delaware	65-1008378
Republic Services Financial, Limited Partnership	Delaware	65-1008373
Republic Services Group, LLC	Delaware	65-0984987
Republic Services Holding Company, Inc.	Delaware	65-0984982
Republic Services of California Holding Company, Inc.	Delaware	65-0984976
Republic Services of California II, LLC	Delaware	65-0872373
Republic Services of Florida GP, Inc.	Delaware	65-0963062
Republic Services of Florida LP, Inc.	Delaware	65-0963063
Republic Services of Florida, Limited Partnership	Delaware	65-0965470
Republic Services of Georgia GP, LLC	Delaware	65-0963065
Republic Services of Georgia LP, LLC	Delaware	65-0963064
Republic Services of Georgia, Limited Partnership	Delaware	65-0965473
Republic Services of Indiana LP, Inc.	Delaware	65-1012407
Republic Services of Indiana Transportation, LLC	Delaware	06-1642141
Republic Services of Indiana, Limited Partnership	Delaware	65-1012411
Republic Services of Michigan Holding Company, Inc.	Delaware	65-0984978
Republic Services of New Jersey, LLC	Delaware	65-1050939
Republic Services of Pennsylvania, LLC	Delaware	65-1012129
Republic Services of South Carolina, LLC	Delaware	65-1023675
Republic Services of Southern California, LLC	Delaware	65-1242656
Republic Services of Wisconsin GP, LLC	Delaware	65-0984993
Republic Services of Wisconsin LP, LLC	Delaware	65-0984994
Republic Services of Wisconsin, Limited Partnership	Delaware	65-0984991

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Republic Services Vasco Road, LLC	Delaware	65-0936716
Republic Waste Services of Southern California, LLC	Delaware	65-0845646
Republic Waste Services of Texas GP, Inc.	Delaware	65-0964350
Republic Waste Services of Texas LP, Inc.	Delaware	65-0963006
Rio Grande Valley Landfill TX, LP	Delaware	26-0015192
Risk Services, Inc.	Delaware	76-0162247
RITM, LLC	Delaware	51-0345295
Royal Oaks Landfill TX, LP	Delaware	91-2098725
Rubbish Control, LLC	Delaware	65-0844465
RWS Transport, L.P.	Delaware	27-0061136
S Leasing Company, LLC	Delaware	86-1013763
Sand Valley Holdings, L.L.C.	Delaware	51-0391894
Sangamon Valley Landfill, Inc.	Delaware	86-0970304
Show-Me Landfill, LLC	Delaware	86-0898621
Southeast Landfill, LLC	Delaware	86-0898482
Southwest Landfill TX, LP	Delaware	26-0015177
Standard Waste, Inc.	Delaware	37-1049834
Taylor Ridge Landfill, Inc.	Delaware	86-0970061
Tennessee Union County Landfill, Inc.	Delaware	86-0980095
Tessman Road Landfill TX, LP	Delaware	20-3365914
Turkey Creek Landfill TX, LP	Delaware	86-0899439
Victoria Landfill TX, LP	Delaware	26-0015157
Wayne County Landfill IL, Inc.	Delaware	52-2044868
Webster Parish Landfill, L.L.C.	Delaware	62-1772690
Whispering Pines Landfill TX, LP	Delaware	26-0015118

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Willow Ridge Landfill, LLC	Delaware	86-1004978
Allied Waste Transfer Services of Florida, LLC	Florida	20-3534645
Delta Dade Recycling Corp.	Florida	65-1048925
Delta Resources Corp.	Florida	65-0891249
Delta Site Development Corp.	Florida	65-0936999
Delta Waste Corp.	Florida	65-0919421
Envirocycle, Inc.	Florida	65-0243954
Gulfcoast Waste Service, Inc.	Florida	65-0577644
Manumit of Florida, Inc.	Florida	58-2065448
Republic Services Aviation, Inc.	Florida	65-0959331
Schofield Corporation of Orlando	Florida	59-3047860
Allied Waste Hauling of Georgia, Inc.	Georgia	86-0842495
Allied Waste Industries of Georgia, Inc.	Georgia	86-0842496
Central Virginia Properties, LLC	Georgia	20-0767660
Gateway Landfill, LLC	Georgia	83-0337817
Golden Waste Disposal, Inc.	Georgia	58-1849752
Price & Sons Recycling Company	Georgia	65-0249986
S & S Recycling, Inc.	Georgia	58-2237428
Wayne Developers, LLC	Georgia	26-0637318
Ada County Development Company, Inc.	Idaho	20-0333823
Allied Waste Services of Page, Inc.	Idaho	82-0336097
American Sanitation, Inc.	Idaho	82-0469055
ADS of Illinois, Inc.	Illinois	36-4243045
Allied Waste Industries of Illinois, Inc.	Illinois	36-3915626
Arc Disposal Company, Inc.	Illinois	36-2386793

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Area Disposal, Inc.	Illinois	36-3766465
Borrow Pit Corp.	Illinois	Not Applicable
Brickyard Disposal & Recycling, Inc.	Illinois	37-0948710
CWI of Illinois, Inc.	Illinois	38-3073435
Environmental Reclamation Company	Illinois	37-1140323
Fred Barbara Trucking Co., Inc.	Illinois	36-3030929
Illinois Landfill, Inc.	Illinois	35-1811975
Illinois Recycling Services, Inc.	Illinois	36-3587447
Illinois Valley Recycling, Inc.	Illinois	36-3754225
Ingrum Waste Disposal, Inc.	Illinois	36-4252595
Kankakee Quarry, Inc.	Illinois	71-0938626
LandComp Corporation	Illinois	36-3813024
Lee County Landfill, Inc.	Illinois	37-1360924
Liberty Waste Services of Illinois, L.L.C.	Illinois	52-1960161
Loop Recycling, Inc.	Illinois	36-3107689
Loop Transfer, Incorporated	Illinois	36-3376490
Northlake Transfer, Inc.	Illinois	20-1513744
RCS, Inc.	Illinois	37-1270589
Roxana Landfill, Inc.	Illinois	43-1352176
Saline County Landfill, Inc.	Illinois	37-1208674
Shred — All Recycling Systems Inc.	Illinois	36-3583146
Southern Illinois Regional Landfill, Inc.	Illinois	22-3032671
Streator Area Landfill, Inc.	Illinois	36-3207276
Suburban Transfer, Inc.	Illinois	36-4048153
Suburban Warehouse, Inc.	Illinois	36-3714060

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Tri-State Recycling Services, Inc.	Illinois	36-3768524
Upper Rock Island County Landfill, Inc.	Illinois	36-3159198
Agricultural Acquisitions, LLC	Indiana	20-5469750
Allied Waste Industries of Northwest Indiana, Inc.	Indiana	86-0807381
Benton County Development Company	Indiana	45-0527882
Clinton County Landfill Partnership	Indiana	20-0836700
County Line Landfill Partnership	Indiana	86-0900027
DTC Management, Inc.	Indiana	35-2090758
Illiana Disposal Partnership	Indiana	86-0900028
Jasper County Development Company Partnership	Indiana	Not Applicable
Key Waste Indiana Partnership	Indiana	86-0900031
Lake County C & D Development Partnership	Indiana	86-1007828
Newton County Landfill Partnership	Indiana	86-0899962
Springfield Environmental General Partnership	Indiana	91-2078723
Tippecanoe County Waste Services Partnership	Indiana	20-1305645
Warrick County Development Company	Indiana	20-1429593
Wastehaul, Inc.	Indiana	35-1616387
Allied Waste Transfer Services of Iowa, LLC	Iowa	20-2721565
Jetter Disposal, Inc.	Iowa	36-4221455
American Disposal Services of Kansas, Inc.	Kansas	48-0841017
Resource Recovery, Inc.	Kansas	48-1034034
Sunset Disposal, Inc.	Kansas	48-0915496
Benson Valley Landfill General Partnership	Kentucky	20-3351757
Blue Ridge Landfill General Partnership	Kentucky	91-2079015
Green Valley Landfill General Partnership	Kentucky	91-2078719

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Morehead Landfill General Partnership	Kentucky	Not Applicable
Republic Services of Kentucky, LLC	Kentucky	65-0972931
Crescent Acres Landfill, LLC	Louisiana	20-3620449
Frontier Waste Services of Louisiana L.L.C.	Louisiana	Not Applicable
Jefferson Parish Development Company, LLC	Louisiana	20-3590498
St. Bernard Parish Development Company, LLC	Louisiana	20-3590527
Browning-Ferris, Inc.	Maryland	74-1990096
Calvert Trash Systems, Incorporated	Maryland	52-1701593
Honeygo Run Reclamation Center, Inc.	Maryland	52-1781270
Prince George’s County Landfill, LLC	Maryland	68-0564610
Allied Acquisition Two, Inc.	Massachusetts	Not Applicable
Allied Waste Services of Massachusetts, LLC	Massachusetts	86-1024452
Atlantic Waste Holding Company, Inc.	Massachusetts	42-1548814
BFI Transfer Systems of Massachusetts, LLC	Massachusetts	86-1024454
BFI Waste Systems of Massachusetts, LLC	Massachusetts	86-1024544
Browning-Ferris Industries, Inc.	Massachusetts	04-1254350
F. P. McNamara Rubbish Removal, Inc.	Massachusetts	04-2400121
Vining Disposal Service, Inc.	Massachusetts	04-2534061
Adrian Landfill, Inc.	Michigan	38-1799679
Allied Waste Systems of Michigan, LLC	Michigan	20-3358409
C & C Expanded Sanitary Landfill, LLC	Michigan	20-2540046
Central Sanitary Landfill, Inc.	Michigan	38-2917813
Citizens Disposal, Inc.	Michigan	38-2521526
City-Star Services, Inc.	Michigan	38-1841203
Clarkston Disposal, Inc.	Michigan	38-2872489

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Dinverno, Inc.	Michigan	38-2318347
Eagle Industries Leasing, Inc.	Michigan	38-3188507
FLL, Inc.	Michigan	38-2679508
G. Van Dyken Disposal Inc.	Michigan	38-2998205
Harland’s Sanitary Landfill, Inc.	Michigan	38-2016636
Oakland Heights Development, Inc.	Michigan	38-2388322
Reliable Disposal, Inc.	Michigan	38-2301483
Republic Services of Michigan Hauling, LLC	Michigan	65-0872289
Republic Services of Michigan I, LLC	Michigan	65-0872399
Republic Services of Michigan II, LLC	Michigan	65-0872398
Republic Services of Michigan III, LLC	Michigan	65-0872397
Republic Services of Michigan IV, LLC	Michigan	65-0872396
Republic Services of Michigan V, LLC	Michigan	65-0872395
Royal Holdings, Inc.	Michigan	38-3244832
Sanitary Disposal Service, Inc.	Michigan	38-2283539
Sauk Trail Development, Inc.	Michigan	38-2489474
Standard Disposal Services, Inc.	Michigan	38-2261256
Standard Environmental Services, Inc.	Michigan	38-3353218
Tay-Ban Corporation	Michigan	38-2605338
Tri-County Refuse Service, Inc.	Michigan	38-3293469
Woodlake Sanitary Service, Inc.	Minnesota	41-0673360
Hancock County Development Company, LLC	Mississippi	20-3546528
Harrison County Landfill, LLC	Mississippi	72-1569826
Jackson County Landfill, LLC	Mississippi	86-1055245
Mississippi Waste Paper Company	Mississippi	64-0817153

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Autoshred, Inc.	Missouri	43-1030222
Belleville Landfill, Inc.	Missouri	37-1037997
CWI of Missouri, Inc.	Missouri	43-1527951
Missouri City Landfill, LLC	Missouri	47-0921988
Rock Road Industries, Inc.	Missouri	43-1509575
St. Joseph Landfill, LLC	Missouri	20-1475879
Tate’s Transfer Systems, Inc.	Missouri	43-1587860
Thomas Disposal Service, Inc.	Missouri	43-1058393
Allied Waste Systems of Montana, LLC	Montana	20-4777694
Oscar’s Collection System of Fremont, Inc.	Nebraska	47-0756617
Browning-Ferris Industries Chemical Services, Inc.	Nevada	74-1362353
Republic Dumpco, Inc.	Nevada	65-0772299
Republic Environmental Technologies, Inc.	Nevada	65-0768398
Republic Silver State Disposal, Inc.	Nevada	65-0768402
Allied Transfer Systems of New Jersey, LLC	New Jersey	86-0982078
Allied Waste of New Jersey, Inc.	New Jersey	22-3525350
Allied Waste Systems of New Jersey, LLC	New Jersey	86-0982077
American Materials Recycling Corp.	New Jersey	22-3211753
Automated Modular Systems, Inc.	New Jersey	22-2830098
BFI Energy Systems of Essex County, Inc.	New Jersey	76-0167158
BFI Transfer Systems of New Jersey, Inc.	New Jersey	22-3308380
BFI Waste Systems of New Jersey, Inc.	New Jersey	22-1755133
Browning-Ferris Industries of New Jersey, Inc.	New Jersey	22-2095920
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey	22-1947106
Newco Waste Systems of New Jersey, Inc.	New Jersey	16-1188724

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Tom Luciano’s Disposal Service, Inc.	New Jersey	22-2035629
Total Solid Waste Recyclers, Inc.	New Jersey	22-2647500
Allied Waste Industries (New Mexico), Inc.	New Mexico	85-0444394
Allied Waste Niagara Falls Landfill, LLC	New York	20-4809296
Allied Waste of Long Island, Inc.	New York	86-0896185
Allied Waste Transfer Services of New York, LLC	New York	20-3651091
American Transfer Company, Inc.	New York	11-3189094
Browning-Ferris Industries of New York, Inc.	New York	14-1496692
CECOS International, Inc.	New York	16-1069544
Island Waste Services Ltd.	New York	11-2815030
Menands Environmental Solutions, LLC	New York	20-1644884
Tricil (N.Y.), Inc.	New York	16-0875255
Waste Services of New York, Inc.	New York	22-3515302
Wayne County Land Development, LLC	New York	20-1687434
Allied Waste Systems of North Carolina, LLC	North Carolina	20-3626667
Allied Waste Transfer Services of North Carolina, LLC	North Carolina	20-3147983
Lake Norman Landfill, Inc.	North Carolina	56-2076617
Republic Services of North Carolina, LLC	North Carolina	65-0972930
Republic Services Real Estate Holding, Inc.	North Carolina	65-1024362
Allied Waste Transfer Services of Lima, LLC	Ohio	20-3880719
AWIN Leasing II, LLC	Ohio	86-1015694
Carbon Limestone Landfill, LLC	Ohio	20-2059890
Celina Landfill, Inc.	Ohio	31-0813291
Cherokee Run Landfill, Inc.	Ohio	31-1061009
County Environmental Landfill, LLC	Ohio	20-2060052

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
County Land Development Landfill, LLC	Ohio	20-2059973
Dempsey Waste Systems II, Inc.	Ohio	91-2094398
General Refuse Service of Ohio, L.L.C.	Ohio	Not Applicable
Lorain County Landfill, LLC	Ohio	20-2059931
Lucas County Landfill, LLC	Ohio	20-2060013
Noble Road Landfill, Inc.	Ohio	34-1625432
Ohio Republic Contracts, Inc.	Ohio	65-1024359
Port Clinton Landfill, Inc.	Ohio	20-1095124
Preble County Landfill, Inc.	Ohio	81-0579596
R.C. Miller Enterprises, Inc.	Ohio	34-1727361
R.C. Miller Refuse Service Inc.	Ohio	34-1041193
Republic Ohio Contracts, LLC	Ohio	Not Applicable
Republic Services of Ohio Hauling, LLC	Ohio	65-0872369
Republic Services of Ohio I, LLC	Ohio	65-0872405
Republic Services of Ohio II, LLC	Ohio	65-0872404
Republic Services of Ohio III, LLC	Ohio	65-0872403
Republic Services of Ohio IV, LLC	Ohio	65-0872402
Ross Bros. Waste & Recycling Co.	Ohio	31-1362843
The Ecology Group, Inc.	Ohio	31-1370194
Williams County Landfill Inc.	Ohio	34-1167514
ADS, Inc.	Oklahoma	73-1379293
Allied Waste Services of Stillwater, Inc.	Oklahoma	73-1286140
American Disposal Services of Missouri, Inc.	Oklahoma	73-1417578
BFI Waste Systems of Oklahoma, LLC	Oklahoma	86-1024464
Oklahoma City Landfill, L.L.C.	Oklahoma	86-0901510

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Pittsburg County Landfill, Inc.	Oklahoma	73-1379294
Agri-Tech, Inc. of Oregon	Oregon	93-0831569
Albany — Lebanon Sanitation, Inc.	Oregon	93-0593828
Allied Waste Transfer Services of Oregon, LLC	Oregon	20-4682479
Bio-Med of Oregon, Inc.	Oregon	93-0666288
Capitol Recycling and Disposal, Inc.	Oregon	93-1197641
Corvallis Disposal Co.	Oregon	93-0422468
Dallas Disposal Co.	Oregon	93-0686961
Grants Pass Sanitation, Inc.	Oregon	93-1149631
Keller Drop Box, Inc.	Oregon	93-0775047
McInnis Waste Systems, Inc.	Oregon	93-1100152
Peltier Real Estate Company	Oregon	93-0622305
Portable Storage Co.	Oregon	93-0677497
Rossman Sanitary Service, Inc.	Oregon	93-0524701
Source Recycling, Inc.	Oregon	93-0676813
United Disposal Service, Inc.	Oregon	93-0625022
Valley Landfills, Inc.	Oregon	93-0623113
Waste Control Systems, Inc.	Oregon	93-0608475
WDTR, Inc.	Oregon	93-0970896
Willamette Resources, Inc.	Oregon	93-0636217
Allied Acquisition Pennsylvania, Inc.	Pennsylvania	52-2038566
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania	86-1020961
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania	86-1024460
BFI Waste Services of Pennsylvania, LLC	Pennsylvania	86-1020962
Greenridge Reclamation, LLC	Pennsylvania	86-1026336

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Greenridge Waste Services, LLC	Pennsylvania	86-1026337
McCusker Recycling, Inc.	Pennsylvania	23-2558840
New Morgan Landfill Company, Inc.	Pennsylvania	23-2645522
Flint Hill Road, LLC	South Carolina	86-1014460
NationsWaste Catawba Regional Landfill, Inc.	South Carolina	58-2376936
Allied Waste Industries of Tennessee, Inc.	Tennessee	62-1589834
Barker Brothers Waste, Incorporated	Tennessee	62-1119788
Browning-Ferris Industries of Tennessee, Inc.	Tennessee	62-0566788
Madison County Development, LLC	Tennessee	20-1187869
Northwest Tennessee Disposal Corporation	Tennessee	22-3091901
Action Disposal, Inc.	Texas	74-2679234
Desarrollo del Rancho La Gloria TX, LP	Texas	81-0636822
El Centro Landfill, L.P.	Texas	75-3088544
Frontier Waste Services, L.P.	Texas	76-0604271
Republic Waste Services of Texas, Ltd.	Texas	65-0963067
South Central Texas Land Co. TX, LP	Texas	81-0363867
Total Roll-Offs, L.L.C.	Texas	74-2895613
Allied Waste Transfer Services of Utah, Inc.	Utah	20-2298486
ECDC Environmental, L.C.	Utah	87-0507247
Frontier Waste Services (Utah), LLC	Utah	Not Applicable
Wasatch Regional Landfill, Inc.	Utah	20-0960443
623 Landfill, Inc.	Virginia	59-3800507
Cumberland County Development Company, LLC	Virginia	20-1645866
Obscurity Land Development, LLC	Virginia	20-5046288
Republic Services of Virginia, LLC	Virginia	65-0976277

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor/Registrant Name	Organization	Identification Number
Rabanco Companies	Washington	91-1312267
Rabanco Recycling, Inc.	Washington	91-1406993
Rabanco, Ltd.	Washington	91-0714701
WJR Environmental, Inc.	Washington	91-1525369
Sandy Hollow Landfill Corp.	West Virginia	22-3017041

18500 North Allied Way
Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip code)

5.50% Notes due 2019
and Guarantees of 5.50% Notes due 2019
(Title of the indenture securities)

1.	General information. Furnish the following information as to the trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219

Federal Reserve Bank	San Francisco, California 94105

Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-152875).

4.	A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.	The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville, and State of Florida, on the 30th day of April, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
By:	/S/ GERALDINE CRESWELL
Name:	GERALDINE CRESWELL
Title:	VICE PRESIDENT

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
of 700 South Flower Street, Suite 200, Los Angeles, CA 90017
     At the close of business December 31, 2009, published in accordance with Federal regulatory authority instructions.

Dollar Amounts
in Thousands
ASSETS

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	1,576
Interest-bearing balances	267
Securities:
Held-to-maturity securities	16
Available-for-sale securities	601,754
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	78,000
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	0
LESS: Allowance for loan and lease losses	0
Loans and leases, net of unearned income and allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	11,186
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	2
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	244,779
Other assets	154,682

Total assets	$1,948,575

1

Dollar Amounts
in Thousands
LIABILITIES

Deposits:
In domestic offices	532
Noninterest-bearing	532
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	268,691
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	219,066
Total liabilities	488,289
Not Applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,121,520
Not Applicable
Retained earnings	337,084
Accumulated other comprehensive income	682
Other equity capital components	0
Not Available
Total bank equity capital	1,460,286
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,460,286

Total liabilities and equity capital	1,948,575

     I, Karen Bayz, Managing Director of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.
     Karen Bayz     )     Managing Director
     We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Troy Kilpatrick, President	)
Frank P. Sulzberger, MD	)	Directors (Trustees)
William D. Lindelof, MD	)

2